                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 Novadigm, Inc.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Novadigm, Inc.
- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                          (A)

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

- - ---------------
(A) Set forth the amount on which the filing fee is calculated and state how it was determined.
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                 NOVADIGM, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 13, 1996

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NOVADIGM, INC. (the "Company"), a Delaware corporation, will be held on Friday, September 13, 1996 at 9:00 a.m., local time, at The Ritz-Carlton Hotel, 600 Stockton Street, San Francisco, California, for the following purposes:

     1. To elect five (5) directors to serve for the ensuing year and until their successors are duly elected and qualified.

     2. To approve an amendment to the Company's 1992 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,500,000 shares.

     3. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending March 31, 1997.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on July 17, 1996 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a Proxy.

                                          Sincerely,

                                          Robert B. Anderson
                                          Executive Vice President,
                                          Chief Operating Officer and Secretary

Mahwah, New Jersey

August 12, 1996


                            YOUR VOTE IS IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                 NOVADIGM, INC.
                            ------------------------

                                PROXY STATEMENT

                      1996 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 13, 1996
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of NOVADIGM, INC. (the "Company") for use at the Annual Meeting of Stockholders to be held Friday, September 13, 1996 at 9:00 a.m., local time (the "Annual Meeting"), or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Ritz-Carlton Hotel, 600 Stockton Street, San Francisco, California. The Company's principal executive offices are located at One International Boulevard, Suite 200, Mahwah, New Jersey 07495 and at 185 Berry Street, Suite 3515, San Francisco, California 94107, and its telephone numbers at those locations are (201) 512-1000 and (415) 541-8420, respectively.


     These proxy solicitation materials and the Annual Report to Stockholders for the year ended March 31, 1996, including financial statements, will be first mailed on or about August 12, 1996 to all stockholders entitled to vote at the Annual Meeting.


PURPOSES OF THE ANNUAL MEETING


     The purposes of the Annual Meeting are to (1) elect five (5) directors to serve for the ensuing year and until their successors are duly elected and qualified; (2) to propose an amendment to the Company's 1992 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,500,000 shares; (3) to ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending March 31, 1997; and (4) transact such other business as may properly come before the meeting or any adjournment thereof.


RECORD DATE AND PRINCIPAL SHARE OWNERSHIP


     Stockholders of record at the close of business on July 17, 1996 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one authorized class of capital stock outstanding, designated Common Stock, $.001 par value. At the Record Date, 17,480,621 shares of the Company's Common Stock were issued and outstanding. For information regarding holders of more than 5% of the outstanding Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners". The closing sales price of the Company's Common Stock on the Nasdaq National Market on the Record Date was $9.75 per share.


REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

     Each holder of Common Stock is entitled to one vote for each share held as of the record date with respect to all matters that may be considered at the Annual Meeting. The cost of soliciting votes will be borne by the Company. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by mail, telephone or telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, to include abstentions as shares entitled to vote and to exclude broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1997 Annual Meeting of Stockholders must be received by the secretary of the Company at the Company's principal executive offices no later than March 31, 1997 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

ANNUAL REPORT ON FORM 10-K


     A copy of the Company's Annual Report on Form 10-K for fiscal year 1996 filed with the Securities and Exchange Commission may be obtained without charge by sending a written request to Attn: Investor Relations, Novadigm, Inc., 185 Berry Street, Suite 3515, San Francisco, California 94107.


                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

     A board of five directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FIVE NOMINEES LISTED BELOW.

     The name of and certain information regarding each nominee is set forth below. There are no family relationships among directors or executive officers of the Company, except as set forth below.

           NAME             AGE(1)                     PRINCIPAL OCCUPATION
- - --------------------------  ------   --------------------------------------------------------
Albion J. Fitzgerald......   48      Chairman of the Board of Directors, President, and Chief
                                     Executive Officer of the Company
Robert B. Anderson........   41      Executive Vice President, Chief Operating Officer and
                                     Secretary of the Company
Dennis DeCoste............   51      Chairman of the Board of High Level Design Systems, Inc.
Brian J. McAlister........   39      President of Cornet Capital Corporation
H. Kent Petzold...........   49      Consultant

- - ---------------

(1) As of July 1, 1996.

     Mr. Albion Fitzgerald co-founded the Company in February 1992, serving as Chairman since that time, and currently as Chief Executive Officer and President. Mr. Fitzgerald has previously served as Chief Technology Officer. In May 1990, Mr. Fitzgerald founded Fitzgerald Associates, the Company's predecessor, and served as the chief architect in the development of EDM technology. From 1988 to 1990, Mr. Fitzgerald was Director of Advanced Technology for Pansophic Systems, Inc., a manufacturer of systems and applications software. Mr. Fitzgerald founded and served as President of ASI/TeleMetrix, Inc., from 1985 to

1988, and was the chief architect of Teleview, a session manager product. Mr. Fitzgerald's brother-in-law is Wallace Ruiz, the Company's Chief Financial Officer.

     Mr. Anderson joined the Company in June 1992 and currently serves as Executive Vice President, Chief Operating Officer, Secretary and as a director. From 1990 to 1992, Mr. Anderson served as Senior Vice President at Stratagem, an investment banking firm specializing in mergers, acquisitions and divestitures in the software industry. Prior to Stratagem, Mr. Anderson was employed as a Vice President in the Corporate Finance Software Specialty Group at Sutro & Company, Inc.

     Mr. DeCoste has been a director of the Company since January 1992. Since January 1992, Mr. DeCoste has been Chairman of High Level Design Systems, a software company in the electronic design automation marketplace. Mr. DeCoste has held senior finance, operating and administration positions with several California-based technology companies, including The Santa Cruz Operation, a provider of commercial open systems software, where he served most recently as Vice President of Finance and Corporate Development. From January 1991 until joining High Level Design Systems, Mr. DeCoste was an independent management consultant and private investor. From November 1989 to December 1990, Mr. DeCoste was President and CEO of Fact Software International, a company engaged in developing and marketing financial/manufacturing management software.

     Mr. McAlister co-founded the Company in February 1992. Since that time he has served as a director of the Company. From 1988, he has also served as President of Cornet Capital Corporation, an investment banking company located in Vancouver, British Columbia which provides a variety of consulting and administrative services to corporate clients.

     Mr. Petzold has been a director of the Company since August 1992. From August 1992 to May 1995, Mr. Petzold served as the President and Chief Executive Officer of the Company. Prior to joining the Company, Mr. Petzold served as Senior Vice President and General Manager, Software Products Division of Pansophic Systems, Inc. from October 1990 to November 1991. From October 1985 to October 1990, Mr. Petzold was the President and Chief Executive officer of Viasoft, Inc. Mr. Petzold also serves as a director of Relay Technology, Inc., a privately held software company.

REQUIRED VOTE


     The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law.


BOARD MEETINGS AND COMMITTEES


     The Board of Directors of the Company held a total of three meetings during the fiscal year ended March 31, 1996. No director, during the time he was a member of the Board of Directors, attended fewer than 75% of the aggregate of all meetings of the Board of Directors, or its committees on which he served which occurred during fiscal 1996. The Board has an Audit Committee, a Compensation Committee and a Stock Option Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.


     The Audit Committee, which currently consists of Dennis DeCoste and Brian McAlister, is responsible for (i) recommending engagement of the Company's independent auditors, (ii) approving the services performed by such auditors,
(iii) consulting with such auditors and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's control procedures and personnel, and (vi) reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held two meetings during fiscal 1996.

     The Compensation Committee, which currently consists of Dennis DeCoste and Brian McAlister, is responsible for (i) reviewing and approving the compensation and benefits for the Company's officers and other employees, (ii) administering the Company's stock purchase and stock option plans, and (iii) determining which eligible individuals (excluding nonemployee directors) receive grants thereunder and the size of such grants. The Compensation Committee held one meeting during fiscal 1996.

     The Stock Option Committee, which currently consists of Albion Fitzgerald, Robert Anderson and Kent Petzold, is responsible for reviewing and approving grants of options to non-officer employees under the Company's 1992 Stock Option Plan. The Stock Option Committee acted 27 times by written consent during fiscal 1996.

COMPENSATION OF DIRECTORS


     Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company, but are reimbursed for out-of-pocket expenses in connection with attendance at committee meetings. Nonemployee members of the Board of Directors receive $500 for each Board meeting attended and $500 for each meeting attended of a committee to the Board on which such director serves, in addition to reimbursement of expenses.


                                  PROPOSAL TWO

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
                             1992 STOCK OPTION PLAN

GENERAL


     The 1992 Stock Option Plan (the "1992 Plan") was adopted by the Board of Directors and approved by the stockholders in June 1992. There are currently 3,200,000 shares of Common Stock reserved for issuance under the 1992 Plan. The 1992 Plan provides for the granting to employees (including employee directors and officers) of the Company of incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and for the granting of nonstatutory stock options to employees and consultants of the Company. As of June 30, 1996, assuming stockholder approval of the proposed amendment, options to purchase 2,872,137 shares were outstanding under the 1992 Plan and 1,508,815 shares remained available for future grants.


     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1992 STOCK OPTION PLAN.

PROPOSAL

     In June 1996, the Board of Directors approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by an additional 1,500,000 shares for an aggregate of 4,700,000 shares reserved for issuance thereunder. At the Annual Meeting, the stockholders are being requested to approve this amendment. The amendment to increase the number of shares reserved under the 1992 Plan is proposed in order to give the Board of Directors flexibility to grant stock options. The Company believes that grants of stock options motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. At present, all newly hired full-time employees are granted options. The Company believes that this policy is of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand. The Board of Directors believes that the ability to grant options will be important to the future success of the Company by allowing it to remain competitive in attracting and retaining such key personnel.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the Common Stock present or represented at the Annual Meeting is required to approve and ratify the amendment to the 1992 Plan.

SUMMARY OF THE 1992 PLAN

     Certain features of the 1992 Plan are outlined below.

     Administration. The 1992 Plan may be administered by the Board or a committee of the Board (the "Administrator"), which committee is required to be constituted to comply with Section 16(b) of the Exchange Act and applicable laws. Subject to the other provisions of the 1992 Plan, the Administrator has the power to determine the terms of any options granted, including the exercise price, the number of shares subject to the option and the exercisability thereof. The 1992 Plan is currently administered by the Stock Option Committee of the Board of Directors.

     Eligibility and Terms of Options. The 1992 Plan provides that nonstatutory stock options may be granted only to employees and consultants. Incentive stock options may be granted only to employees. An optionee who has been granted an option may, if he or she is otherwise eligible, be granted additional options. With respect to any optionee who owns stock possessing more than 10% of the voting power of all classes of stock of the Company (a "10% Stockholder"), the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of the option must not exceed five years. The term of all other options under the 1992 Plan may not exceed five years. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, there is taken into account the duties and responsibilities of the employee or consultant, the value of his or her services, his or her present and potential contribution to the success of the Company, the anticipated number of years of future service and other relevant factors.

     Terms and Conditions of Options. Each option granted under the 1992 Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

          (a) Exercise Price. The Administrator determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. However, the exercise price of an incentive stock option must not be less than 100% (110% if issued to a 10% Stockholder) of the fair market value of the Common Stock on the date the option is granted. For so long as the Company's Common Stock is traded on the Nasdaq National Market, the fair market value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid if no sales were reported) as quoted on such system.

          (b) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The terms of such vesting are to be determined by the Administrator. Options granted under the 1992 Plan have a five-year term and to date generally become exercisable over four years at a rate of one-fourth of the shares subject to the options at the end of one year from the date of grant and 1/48th at the end of each month thereafter. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and by tendering full payment of the purchase price to the Company.

          (c) Form of Consideration. The consideration to be paid for the shares of Common Stock issued upon exercise of an option shall be determined by the Administrator and is set forth in the option agreement. Such form of consideration may vary for each option, and may consist entirely of cash, check, promissory note, other shares of the Company's Common Stock, any combination thereof, or any other legally permissible form of consideration as may be provided in the option agreement.

          (d) Termination of Employment. In the event an optionee's continuous status as an employee or consultant terminates for any reason (other than upon the optionee's death or disability), the optionee may exercise his or her option, but only within such period of time not to exceed thirty days (or such other period of time, not exceeding ninety days in the case of an incentive stock option as is determined by the Board, with such determination in the case of an incentive stock option being made at the time of grant of the option) from the date of such termination and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). Options granted under the 1992 Plan to date have generally provided that optionees may exercise their options within thirty days from the date of termination of employment (other than for death or disability).

          (e) Disability. In the event an optionee's continuous status as an employee or consultant terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise his or her option, but only within six months (or other such period of time as is determined by the Board, with such determination in the case of an incentive stock option being made at the time of grant of the option) from the date of such termination, and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option as set forth in the option agreement).

          (f) Death. In the event of an optionee's death, the optionee's estate or a person who acquired the right to exercise the deceased optionee's option by bequest or inheritance may exercise the option, but only within twelve months following the date of death, and only to the extent that the optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such option as set forth in the option agreement).

          (g) Termination of Options. Excluding options issued to 10% Stockholders, options granted under the 1992 Plan expire five years from the date of grant. No option may be exercised by any person after the expiration of its term.

          (h) Nontransferability of Options. An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee. In the event of the optionee's death, options may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

          (i) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options.

          (j) Other Provisions. The stock option agreement may contain such other terms, provisions and conditions not inconsistent with the 1992 Plan as may be determined by the Administrator.


     Adjustment Upon Changes in Capitalization; Corporate Transactions. In the event of changes in the outstanding Common Stock of the Company by reason of any stock splits, reverse stock splits, stock dividends, mergers, recapitalizations or other changes in the capital structure of the Company, an appropriate adjustment shall be made by the Administrator in the following: (i) the number of shares of Common Stock subject to the 1992 Plan, (ii) the number and class of shares of stock subject to any option outstanding under the 1992 Plan, (iii) and the exercise price of any such outstanding option. The determination of the Administrator as to which adjustments shall be made shall be conclusive. In the event of a proposed dissolution or liquidation of the Company, the Board will notify optionees at least fifteen days prior to such action and all outstanding options will terminate immediately prior to the consummation of such proposed action.


     In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, the 1992 Plan requires that each outstanding option be assumed or an equivalent option be substituted by the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the option shall terminate.

     Amendment and Termination of the 1992 Plan. The Board may at any time amend, alter, suspend or terminate the 1992 Plan. The Company shall obtain stockholder approval of any amendment to the 1992 Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Section 422 of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the Common Stock is traded). Any amendment or termination of the 1992 Plan shall not affect options already granted and such options shall remain in full force and effect as if the 1992 Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Company, which agreement must be in writing and signed by the optionee and the Company. In any event, the 1992 Plan shall terminate in June 2002. Any options outstanding under the 1992 Plan at the time of its termination shall remain outstanding until they expire by their terms.

FEDERAL TAX INFORMATION

     Options granted under the 1992 Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% Stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1992 Plan; it does not purport to be complete, and it does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

                                 PROPOSAL THREE

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Arthur Andersen LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending March 31, 1997 and recommends that stockholders vote for ratification of such appointment. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interests of the Company and its stockholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

     Arthur Andersen LLP has audited the Company's financial statements annually since the Company's inception in 1992. Representatives of Arthur Andersen LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS.

                  BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of July 1, 1996 for the following:
(i) each person or entity known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) each of the executive officers named in the table under "Executive Compensation and Other Matters -- Executive Compensation -- Summary Compensation Table" (the "Named Officers") and (iv) all directors and executive officers as a group:


                                                              SHARES                 PERCENTAGE
                   BENEFICIAL OWNER(1)                 BENEFICIALLY OWNED(2)     BENEFICIALLY OWNED
    -------------------------------------------------  ---------------------     ------------------
    Albion J. Fitzgerald(3)..........................        3,581,250                  20.5%
      c/o Novadigm, Inc.
      One International Boulevard
      Suite 200
      Mahwah, New Jersey 07495
    Joseph J. Fitzgerald.............................        1,466,667                   8.4
      c/o Novadigm, Inc.
      One International Boulevard
      Suite 200
      Mahwah, New Jersey 07495
    Shannon L. Ruiz(4)...............................          870,000                   5.0
      c/o Novadigm, Inc.
      One International Boulevard
      Suite 200
      Mahwah, New Jersey 07495
    Brian J. McAlister(5)............................          603,000                   3.5
    Robert B. Anderson...............................          651,901                   3.7
    H. Kent Petzold(6)...............................          413,667                   2.4
    Robert Ernens(7).................................          119,582                     *
    Philip J. Myers(8)...............................           87,083                     *
    Dennis DeCoste...................................           56,900                     *
    Stuart A. Jacobson(9)............................           72,131                     *
    Michael P. Conti(10).............................           25,000                     *
    All directors and executive officers as a group
      (12 persons)(11)...............................        7,175,715                  41.1%


- - ---------------
  *  Less than one percent.

 (1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

 (2) Includes shares which could be acquired upon exercise of options if such options are exercisable within 60 days after July 1, 1996.

 (3) Excludes 870,000 shares held by Shannon L. Ruiz, Albion J. Fitzgerald's spouse, as to which Mr. Fitzgerald disclaims beneficial ownership.

 (4) Excludes 3,581,250 shares held by Albion J. Fitzgerald, Ms. Ruiz's spouse, as to which Ms. Ruiz disclaims beneficial ownership.

 (5) Includes 33,334 shares subject to the exercisable portion of an option originally granted to H. Kent Petzold pursuant to agreements between Mr. McAlister and Mr. Petzold. See note (6) below.


 (6) Includes options exercisable for 285,333 shares of Common Stock under the Company's 1992 Stock Option Plan and options exercisable into an aggregate of 33,334 shares pursuant to an option agreement

     (as amended in connection with Mr. Petzold's resignation as President and Chief Executive Officer of the Company) between Mr. Petzold and Brian J. McAlister.

 (7) Includes 119,582 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of July 1, 1996 under the Company's 1992 Stock Option Plan.

 (8) Includes 87,083 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of July 1, 1996 under the Company's 1992 Stock Option Plan.

 (9) Includes 35,000 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of July 1, 1996 under the Company's 1992 Stock Option Plan.

(10) Includes 25,000 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of July 1, 1996 under the Company's 1992 Stock Option Plan.


(11) Includes options exercisable for 634,082 shares of Common Stock under the Company's 1992 Stock Option Plan and options exercisable by H. Kent Petzold for 33,334 shares of Common Stock pursuant to an agreement with a certain stockholder of the Company. See note (6) above.


                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth certain information regarding the compensation of the Chief Executive Officer of the Company and each of the next four most highly compensated executive officers of the Company for the fiscal year ended March 31, 1996.


                                                             ANNUAL COMPENSATION
                                        --------------------------------------------------------------
                                        FISCAL                                         OTHER ANNUAL
     NAME AND PRINCIPAL POSITION         YEAR        SALARY($)       BONUS($)       COMPENSATION(1)($)
- - --------------------------------------  ------       ---------       --------       ------------------
Albion J. Fitzgerald(2)...............   1996        $ 160,000       $     --             $  209
  President and Chief Executive          1995          160,000             --                209
  Officer
Robert Ernens.........................   1996          242,940(3)          --              3,974
  Managing Director, Europe              1995          193,000(3)          --                 --
Philip J. Myers.......................   1996          150,000         20,000                377
  Vice President, Marketing              1995          150,000             --                377
Stuart A. Jacobson....................   1996          120,000        150,000                351
  Vice President, Indirect Channels      1995           80,000        105,000                263
Michael P. Conti......................   1996          120,000        200,000                203
  Vice President, Direct Channels        1995           89,000        111,000                146


- - ---------------
(1) Represents long-term disability insurance premiums paid by the Company.


(2) Mr. Fitzgerald succeeded Mr. Petzold as President and Chief Executive Officer as of May 18, 1995. Mr. Petzold remains a director and part-time employee. For the fiscal year ended March 31, 1996, Mr. Petzold was paid an aggregate of $60,750, of which $18,750 was paid as salary for services rendered as President and CEO through May 18, 1995, and $42,000 was paid for services rendered as a part-time employee through March 31, 1996.


(3) Translated from French francs to United States dollars, computed at the average exchange rate for the respective fiscal years.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information concerning each grant of options to purchase the Company's Common Stock made during the fiscal year ended March 31, 1996 to the Named Officers:


                                                                                     POTENTIAL REALIZABLE
                                                                                             VALUE
                                                                                     MINUS EXERCISE PRICE
                                                                                              AT
                                           INDIVIDUAL GRANTS                         ASSUMED ANNUAL RATES
                        --------------------------------------------------------              OF
                        NUMBER OF       % OF TOTAL      EXERCISE                          STOCK PRICE
                        SECURITIES       OPTIONS          PRICE                          APPRECIATION
                        UNDERLYING      GRANTED TO      PER SHARE                     FOR OPTION TERM(1)
                         OPTIONS       EMPLOYEES IN      ($/SH)       EXPIRATION     ---------------------
         NAME           GRANTED(#)     FISCAL YEAR       (4)(5)          DATE           5%          10%
- - ----------------------  ----------     ------------     ---------     ----------     --------     --------
Albion J.
  Fitzgerald..........         --            --                --             --           --           --
Robert Ernens.........    100,000(2)       7.93%        $ 15.4375      10/5/2000     $426,510     $942,475
Philip J. Myers.......     20,000(3)       1.59           15.4375      10/5/2000       85,302      188,495
Stuart A. Jacobson....    100,000(2)       7.93           15.4375      10/5/2000      426,510      942,475
Michael P. Conti......     50,000(3)       3.97           15.4375      10/5/2000      213,255      471,237


- - ---------------
(1) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the 5 year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.


(2) The options become exercisable with respect to 50,000 of their underlying shares twelve months from the date of grant as to 25% of the underlying shares, and 1/48th of the underlying shares each month thereafter. The options become exercisable with respect to the remaining 50,000 of their underlying shares subject to certain fiscal 1996 and 1997 revenue targets. In the event the revenue targets are not met, such options become exercisable on the fifth anniversary of the grant date.



(3) The options become exercisable twelve months from the date of grant as to 25% of their underlying shares, and 1/48th of the underlying shares each month thereafter.


(4) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by reference to the closing sale price of the Common Stock on the Nasdaq National Market on the day immediately preceding the date of grant.

(5) Exercise price may be paid in cash, promissory note, by delivery of already-owned shares subject to certain conditions, or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

     The following table shows stock options exercised by Named Officers during fiscal 1996, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options as of fiscal year-end. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the yearend price of the Company's Common Stock.


                                                                    NUMBER OF SECURITIES
                                                                         UNDERLYING                 VALUE OF UNEXERCISED
                                                                     UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS
                                                                      AT MARCH 31, 1996             AT MARCH 31, 1996(1)
                                   SHARES ACQUIRED    VALUE     -----------------------------   -----------------------------
              NAME                 ON EXERCISE(#)    REALIZED   EXERCISABLE     UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
- - ---------------------------------  ---------------   --------   -----------     -------------   -----------     -------------
Albion J. Fitzgerald.............           --       $     --          --               --      $       --        $      --
Robert Ernens....................           --             --     105,000          135,002       1,047,376          349,138
Philip J. Myers..................       32,500        656,899      72,500           55,000         723,195          349,129
Stuart A. Jacobson...............       15,517        334,126      40,417          184,583         395,727          828,170
Michael P. Conti.................       45,000        851,967      13,333          131,667         129,323          792,102


- - ---------------

(1) Based on the closing price of the Company's Common Stock on March 31, 1996 of $15.125 (U.S.), less the exercise price of the option.

EMPLOYMENT CONTRACTS AND CHANGE-OF-CONTROL ARRANGEMENTS

     The Company currently has no employment contracts with any of the executive officers named in the "Summary Compensation Table" above and the Company has no compensatory plan or arrangement with such executive officers where the amount to be paid exceeds $100,000 and which are activated upon resignation, termination or retirement of any such executive officer upon a change of control of the Company.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.

     Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during fiscal 1996 all Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with, except that Michael Conti, Philip Myers, Robert Ernens, Stuart Jacobson and Joseph Fitzgerald each filed a Form 4 late.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The information contained in the following report shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into such filing.

INTRODUCTION

     Prior to the Company's initial public offering that was completed in July 1995, the Board of Directors was primarily responsible for establishing and administering the Company's compensation policies. In this role, and consistent with the Company's status as a privately held corporation, the Board determined the Chief

Executive Officer's salary directly and reviewed and approved employment compensation matters for other management personnel. The Board of Directors, through a Stock Option Committee consisting at that time of two directors who were also executive officers of the Company, also administered the Company's 1992 Stock Option Plan.



     The Compensation Committee of the Board of Directors (the "Committee") was established in May 1995 and is composed only of outside directors. In general, the Committee is responsible for reviewing and recommending for approval by the Board of Directors the Company's compensation practices, including executive salary levels and variable compensation programs. With respect to the compensation of the Company's Chief Executive Officer, the Committee reviews and submits to the Board for approval the various elements of the Chief Executive Officer's compensation. With respect to other executive officers, the Committee reviews the recommendations for such individuals presented by the Chief Executive Officer and the basis therefor and approves or modifies the compensation packages for such individuals. Base salary levels for executive officers of the Company are generally established at or near the start of each fiscal year, and final bonuses for executive officers are determined at the end of each fiscal year based upon such individual's performance and the performance of the Company.


EXECUTIVE COMPENSATION

     The Company has a compensation program which consists of two principal components -- cash-based compensation, both fixed and variable, and equity-based compensation. These two principal components are intended to attract, retain, motivate and reward executives who are expected to manage both the short-term and long-term success of the Company.

  Cash-based compensation.


          Base salary -- The salaries of each of the executive officers (other than the Chief Executive Officer) for the year ended March 31, 1996 were approved by the Board of Directors, upon the recommendation of the Chief Executive Officer.



          Bonuses -- The Company has a discretionary bonus pool pursuant to which members of senior management, including the Company's executive officers, may receive annual cash bonuses. The purpose of the bonuses is to motivate senior management to perform to the best of their abilities in order to enhance stockholder value through the achievement of corporate objectives. For the fiscal year ended March 31, 1996, the allocation of the bonus pool was determined by the Chief Executive Officer, with the exception of his own bonus, based upon subjective factors.


  Equity-based compensation.

          Stock options -- Stock options are periodically granted to provide additional incentive to executives and other key employees to maximize long-term total return to the Company's stockholders. Options generally vest over a four year period to encourage option holders to continue in the employ of the Company. The exercise price of options is the market price on the date of grant, ensuring that the option will acquire value only to the extent that the price of the Company's Common Stock increases relative to the market price at the date of grant.


          Option grants to executive officers will be determined by the Compensation Committee, in its discretion, or in some cases by the Stock Option Committee, subject to the oversight of the Compensation Committee. In making its determination, the Compensation Committee intends to consider the executive's position at the Company, such executive's individual performance, the number of options held (if any) and any other factors that the Compensation Committee may deem relevant.


CHIEF EXECUTIVE OFFICER COMPENSATION


     During the year ended March 31, 1996 Mr. Fitzgerald received a base salary approved by the Board of Directors upon the recommendation of the Compensation Committee. This represented no increase from the base salary received by Mr. Fitzgerald for the prior fiscal year. The Compensation Committee recommended that no bonus be awarded to the Chief Executive Officer for this fiscal year. The Board believed that Mr. Fitzgerald, as Chief Executive Officer, significantly and directly influenced the Company's overall performance.


TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162 of the Code limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly-compensated executive officers. The Company may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including stockholder approval). Based on the Company's current compensation plans and policies and proposed regulations interpreting this provision of the Code, the Company and the Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction for executive compensation.

SUMMARY

     The Committee intends that its compensation program shall be fair and motivating and shall be successful in attracting and retaining qualified employees and in linking compensation directly to the Company's success. The Committee intends to review this program on an ongoing basis to evaluate its continued effectiveness.

                                          THE COMPENSATION COMMITTEE

                                          Dennis DeCoste
                                          Brian J. McAlister

     The information contained above under the caption entitled "Report of the Compensation Committee of the Board of Directors" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into such filing.

                     COMPANY STOCK PRICE PERFORMANCE GRAPH


     The following graph compares the Company's cumulative total stockholder return with those of the Nasdaq Stock Market -- U.S. Index and the Hambrecht & Quist Technology Index. The graph assumes that $100 was invested on July 14, 1995 (the effective date of the Company's initial public offering) in (i) the Company's Common Stock, (ii) the Nasdaq Stock Market -- U.S. Index and the Hambrecht & Quist Technology Index, including reinvestment of dividends. Note that historic stock price performance is not necessarily indicative of future stock price performance.


                 COMPARISON OF 8 MONTH CUMULATIVE TOTAL RETURN*
           AMONG NOVADIGM, INC., THE NASDAQ STOCK MARKET -- US INDEX
                   AND THE HAMBRECHT & QUIST TECHNOLOGY INDEX

                                                                 HAMBRECHT &
      MEASUREMENT PERIOD           NOVADIGM,     NASDAQ STOCK       QUIST
    (FISCAL YEAR COVERED)            INC.         MARKET- US     TECHNOLOGY
7/14/95                              100             100             100
3/96                                 101             119             113

- - ---------------
* $100 Invested on 07/14/95 in stock or on 06/30/95 in index -- including reinvestment of dividends. Fiscal year ending March 31.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS


Dated: August 12, 1996

                                 NOVADIGM, INC.

                             1992 STOCK OPTION PLAN(1)

         1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Outside Directors, Consultants and Employees of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under this Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

         2. Definitions. As used herein, the following definitions shall apply:

                 (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

                 (b) "Board" means the Board of Directors of the Company.

                 (c) "Code" means the Internal Revenue Code of 1986, as amended.

                 (d) "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

                 (e) "Company" means Novadigm, Inc., a Delaware corporation.

                 (f) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services; the term Consultant shall not include directors.

                 (g) "Continuous Status as an Employee, Consultant or Outside Director" means the absence of any interruption or termination of the employment relationship or status as an Employee, Consultant or Outside Director, Consultant by the Company or any Subsidiary. Continuous Status as an Employee, Consultant or Outside Director shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, such leave is for a period of not more than ninety (90) days, unless reemployment, in the case of an Employee, upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (ii) in the case of transfers of an Employee between locations of the Company or between the Company, its Subsidiaries or its successor.

- - --------
(1) As amended effective June 1996

                  (h) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (i) "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

                  (j) "Fair Market Value" means, as of any date, the value of Stock determined as follows:

                           (i) If the Stock is listed on any established United
States stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in Stock for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the Stock is quoted on the NASDAQ System (but
not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Stock;

                           (iii) If the Stock is listed on the Vancouver Stock
Exchange (but not on any established United States stock exchange or NASDAQ), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in Stock for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                           (iv) In the absence of an established market for the
Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (k) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (l) "Insider" means

                           (i) director or executive or senior officer of the
Company,

                           (ii) a director or executive or senior officer of a
Subsidiary,

                           (iii) a person that has (A) direct or indirect
beneficial ownership of, (B) control or direction over, or (C) a combination of
(A) and (B) over securities of the Company carrying more than 10% of the voting rights attached to all the issuer's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution, or

                           (iv) the Company itself where it has purchased,
redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities.

                  (m) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (n) "Option" means a stock option granted pursuant to the Plan.

                  (o) "Optioned Stock" means the Stock subject to an Option.

                  (p) "Optionee" means an Outside Director or Employee who receives an Option.

                  (q) "Outside Director" means a member of the Board of Directors of the Company who is not an employee of the Company or a Subsidiary.

                  (r) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (s) "Plan" means this 1992 Stock Option Plan.

                  (t) "Share" means a share of the Stock, as adjusted in accordance with Section 12 of the Plan.

                  (u) "Stock" means the Common Stock of the Company.

                  (v) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares of Stock which may be optioned and sold under the Plan is 4,700,000. The shares may be authorized, but unissued, or reacquired Stock.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4. Administration of the Plan.

                  (a) Administration With Respect to Directors and Officers. With respect to grants of Options to Outside Directors and Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

                  (b) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

                  (c) Administration With Respect to Other Employees. With respect to grants of Options to Consultants or Employees who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the applicable legal requirements relating to the administration of incentive stock option plans, if any, of Delaware corporate and securities laws, the securities laws of British Columbia, and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

                  (d) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine the Fair Market Value of the Stock,
in accordance with Section 2(i) of the Plan;

                           (ii) to select the Outside Directors, Consultants and
Employees to whom Options may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent Options
are granted hereunder;

                           (iv) to determine the number of shares of Stock to be
covered by each such award granted hereunder;

                           (v) to approve forms of agreement for use under the
Plan;

                           (vi) to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the exercise price, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                           (vii) to determine whether and under what
circumstances an Option may be bought- out for cash under subsection 9(e);

                           (viii) to determine whether, to what extent and under
what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period); and

                           (ix) to reduce the exercise price of any Option to
the then current Fair Market Value if the Fair Market Value of the Stock covered by such Option shall have declined since the date the Option was granted, provided that if and for so long as the Stock is listed on the Vancouver Stock Exchange, such reductions shall be approved in accordance with applicable policies of the Vancouver Stock Exchange.

                  (e) Effect of Committee's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

         5. Eligibility.

                  (a) Nonstatutory Stock Options may be granted to Outside Directors, Consultants and Employees. Incentive Stock Options may be granted only to Employees.

                  (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

                  (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (d) The Plan shall not confer upon any Optionee any right with respect to continuation of Optionee's status as an Outside Director or Consultant or of his employment relationship with the Company, as the case may be, nor shall it interfere in any way with his right or the Company's right to terminate his status as an Outside Director or Consultant or of his employment relationship at any time, with or without cause.

                  (e) The following limitations shall apply to grants of Options to Employees:

                           (i) No Employee shall be granted, in any fiscal year
of the Company, Options to purchase more than 500,000 Shares.

                           (ii) The foregoing limitation shall be adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 12(a).

                           (iii) If an Option is cancelled (other than in
connection with a transaction described in Section 12), the cancelled Option will be counted against the limit set forth in Section 5(e)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect until June 9, 2002 unless sooner terminated under Section 14 of the Plan.

         7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         8. Option Exercise Price and Consideration.

                  (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                           (i)  In the case of an Incentive Stock Option

                                    (A) If granted to an Employee who, at the
time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B) If granted to any other Employee, the
per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii)  In the case of a Nonstatutory Stock Option

                                    (A) granted to a person who, at the time of
the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                                    (B) granted to any person, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory notes, (4) other shares of the Company's capital stock which in the case of shares of the Company's capital stock acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

         9. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share.

                      An Option shall be deemed to be exercised, and the Optionee deemed to be a shareholder of the shares being purchased upon exercise, when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan.

                      Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Relationship. In the event of termination of an Optionee's Continuous Status as an Employee, Consultant or Outside Director with the Company for any reason, such Optionee may, but only within thirty (30) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding thirty (30) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (c) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee, Consultant or Outside Director as a result of his or her disability, Optionee may, but only within six (6) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of death, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Stock, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option.

                  In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

                  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Option shall terminate.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Outside Director or Employee to whom an Option is so granted within a reasonable time after the date of such grant.

         13. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange
Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, the Securities Act of British Columbia and the regulations promulgated thereunder (if applicable), and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         16. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

PROXY

                                 NOVADIGM, INC.
                       1996 ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 13, 1996

The undersigned stockholder of NOVADIGM, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated August 12, 1996, and hereby appoints Albion J. Fitzgerald and Robert B. Anderson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1996 Annual Meeting of Stockholders of NOVADIGM, INC. to be held on September 13, 1996 at 9:00 a.m., local time, at The Ritz-Carlton Hotel, 600 Stockton Street, San Francisco, California, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENTS TO THE 1992 STOCK OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.



- - --------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                         Please mark
                                                         your votes as  /X/
                                                         indicated in
                                                         this example.




                                              FOR
                                          all nominees
                                      listed below (except
                                          as indicated)         WITHHOLD


1.   ELECTION OF DIRECTORS                      / /               / /

     If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

     Nominees: Albion J. Fitzgerald
               Robert B. Anderson
               H. Kent Petzold
               Dennis DeCoste
               Brian McAlister


                                                 FOR      AGAINST     ABSTAIN
2.   PROPOSAL TO APPROVE AN AMENDMENT TO THE
     COMPANY'S 1992 STOCK OPTION PLAN TO         / /        / /         / /
     INCREASE THE NUMBER OF SHARES OF COMMON
     STOCK RESERVED FOR ISSUANCE THEREUNDER
     BY 1,500,000 SHARES.

3.   PROPOSAL TO RATIFY THE APPOINTMENT OF       FOR      AGAINST     ABSTAIN
     ARTHUR ANDERSEN LLP AS THE INDEPENDENT
     AUDITORS OF THE COMPANY FOR THE FISCAL      / /        / /         / /
     YEAR ENDING MARCH 31,1997.

     and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Signature(s)____________________________________________ Dated:___________, 1996

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

- - --------------------------------------------------------------------------------

                              FOLD AND DETACH HERE